Summary Prospectus and
Prospectus Supplement

February 23, 2024

Morgan Stanley ETF Trust

Supplement dated February 23, 2024 to the Morgan Stanley ETF Trust Summary Prospectus and Prospectus dated January 28, 2024

Parametric Hedged Equity ETF (the "Fund")

Effective on February 23, 2024, Matthew Maillet will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. Maillet are removed from the Fund's Summary Prospectus and Prospectus. Thomas C. Seto, James Reber, Alex Zweber, Michael Zaslavsky and Larry Berman continue to serve as portfolio managers of the Fund.

Please retain this supplement for future reference.

  PARAHESUMPROPSPT 2/24